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                         [COOPERS & LYBRAND LETTERHEAD]
                                                                      Exhibit 11





                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                -------------

We consent to the inclusion in this Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-85406) of our report dated June 27, 1997, on our audits of the financial statements and financial highlights of Reserve New York Tax-Exempt Trust.
We also consent to the reference to our firm under the caption "Financial Highlights" in the prospectus.



                            COOPERS & LYBRAND L.L.P.


New York, New York

October 16, 1997